12. SUBSEQUENT EVENT	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
NOTE 12 - SUBSEQUENT EVENT

On October 1, 2012, the Company made the first advance royalty payment of $63,563 under the Strong Creek and Iron Mountain asset purchase agreement.

On October 19, 2012 the Company announced that it had entered into an agreement with an accredited investor (the “Investor”) to secure equity line financing. Separately, the Company also received funding from convertible debentures.

Under a Securities Purchase Agreement, upon Titan registering its common shares under a registration statement, the Investor will make equity financing available to the Company over a 36-month commitment, allowing the Company to sell up to $10,000,000 in value of its common shares. The Company will determine, at its own discretion, the timing and amount of its sales of stock, subject to certain conditions and limitations. Shares will be priced at the lesser of a 10% discount from the Volume Weighted Average Prices ("VWAP") for the Company's common stock during the five consecutive trading days following a sales notice and the price that is $0.01 below the VWAP on the date in question, but are limited to $250,000 per pricing period or result in the investor beneficially owning more than 9.99% of the then outstanding common stock. The Investor will also receive Commitment shares up to a total of 3% of the $10 million commitment amount for the equity line. On October 22, 2012 the Investor received 150,015 shares as the first tranche of commitment shares. The Company can terminate the line at any time.

In addition to equity line financing, the Company received bridge loans in the form of convertible debentures with gross proceeds to the Company of $200,000. These debentures carry an interest rate of 5%, with an original issue discount of 15%, and are convertible at the lesser of: (a) $0.27 during the six months following the closing date, and $.35 thereafter, and (b) 70% of the average daily VWAP for the common stock during the ten (10) consecutive trading days immediately preceding the applicable conversion date. The investors also collectively received 3-year warrants to purchase a total of 705,901 shares at an exercise price of $0.25, exercisable on a cashless basis. A finder's fee of 9% of the purchase price in cash and 9% in warrants was paid  to an affiliate of the Investor with respect to a portion of the convertible debenture financing.

On October 25 and 26, 2012, the investors and the finder collectively exercised their full allotment of warrants on a cashless basis and received a total of 556, 183 restricted shares of the Company.

On January 12, 2012 the Company completed a non-brokered private placement of 1,334,000 units at $0.75 per unit, for total gross proceeds of $1,000,500. Each unit consists of one common share in the capital of the Company and one half common share purchase warrant entitling the purchaser to acquire one additional common share at the exercise price of $1.00 per common share until January 10, 2015.

On April 10, 2012, the Company exercised its option to purchase the Strong Creek and Iron Mountain mineral properties located in Albany County, Wyoming for consideration totaling $7,000,000 (see Note 3).